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                                                                   EXHIBIT 10.1



                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made this the 28 day of July, 1999 by and among SUNTRUST BANK, NASHVILLE, N.A. (the "Lender") and LANDAIR CORPORATION and LANDAIR TRANSPORT, INC. (collectively, the "Borrower").

                                    RECITALS:

         A. Borrower and Lender entered into that certain Loan and Security Agreement dated January 5, 1999 (the "Agreement").

         B. The Borrower and the Lender are desirous of amending the Agreement to temporarily waive compliance with certain financial covenants and to increase the interest rate.

         C. Terms not defined herein shall have the meanings ascribed to such terms in the Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein, the parties hereto agree that the Agreement is hereby amended and modified as follows:

         Section 1. Compliance with Sections 4.1 (EBITR divided by IR Ratio),
4.2 (Adjusted Funded Debt to EBITDAR Ratio), 4.3 (Capitalization Ratio), and 4.4 (Tangible Net Worth) of the Agreement are waived until the fiscal quarter ending September 30, 1999.

         Section 2. Section 1.4 of the Agreement concerning "Interest" is amended so that the Applicable Margin during the term of the Agreement shall be two percent (2%) per annum.

         Section 3. The Borrower, concurrently with the execution hereof, shall pay Lender a waiver fee of $15,000.

         Section 4. All other applicable provisions of the Agreement are hereby amended to conform to the amendments as expressed in this Amendment.

         Section 5. Except as provided herein, the Agreement shall remain unamended and shall be in full force and effect.

         Section 6. This modification shall be governed by and construed in accordance with the laws of the State of Tennessee.



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         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.


SUNTRUST BANK, NASHVILLE, N.A.              LANDAIR CORPORATION


By: /s/ Roger D. Osborne                    By: /s/ Edward W. Cook
    -----------------------                    ----------------------------
Title: Vice President                       Title: CFO
      ---------------------                       -------------------------


                                            LANDAIR TRANSPORT, INC.


                                            By: /s/ Edward W. Cook
                                               ---------------------------

                                            Title: CFO
                                                  ------------------------








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